UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2010

MUTUALFIRST FINANCIAL, INC.
(Exact name of registrant as specified in its chapter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana	47305-2419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(765) 747-2800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) and (c).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Timothy J. McArdle, CPA, the current Chief Financial Officer (principal financial and accounting officer), will assume a new position for the Company as Financial Analyst as of May 1, 2010.   Christopher D. Cook, CPA, MBA, 37, will become the new Chief Financial Officer (principal financial and accounting officer) as of May 1, 2010.  Christopher has been with MutualBank since 1996 and has served as Profitability Analyst, Assistant Treasurer, Controller and Director of Finance.  Since 2004, he has served as Controller and in 2007 became the Director of Finance.  The Chief Financial Officer position is an annual appointment by the Company’s Board of Directors.

A copy of the press release announcing the new Chief Financial Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release dated April 29, 2010

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: April 29, 2010	By:	/s/ David W. Heeter
David W. Heeter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated April 29, 2010